CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 31, 2019

Date of Report

(Date of Earliest Event Reported)

VIVI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56009	81-3401645
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

951 Yamato Road, Suite 101, Boca Raton, Florida 33431

(Address of principal executive offices (zip code))

(561) 717-4138

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Stock Purchase Agreement

Effective December 31, 2019, Vivi Holdings, Inc., a Delaware corporation (the “Company”) acquired 100% of the outstanding common stock, par value $.001 of QPAGOS Corporation, a Delaware corporation (“QPAGOS Corp”), resulting in QPAGOS Corp. becoming a wholly-owned subsidiary of the Company (the “Acquisition”). QPAGOS Corp. owns 99.9% of two (2) Mexican entities: QPagos, SAPI de CV and Redpag Electrónicos, SAPI de CV. (collectively, the “Mexican Subsidiaries”). The ..01% owner of the Mexican Subsidiaries is our Chief Executive Officer, Mr. Gaston Pereira. Since approximately the third quarter of 2014, QPAGOS and the Mexican Subsidiaries have engaged in the business of providing physical and virtual payment services, consisting of an integrated network of kiosks, terminals and payment channels that enable consumers to deposit cash, convert it into a digital form, and remit the funds to any merchant in the QPAGOS network. The Acquisition was conducted pursuant to the Stock Purchase Agreement (the “Purchase Agreement”) between the Company and Innovative Payments Solutions, Inc. (f/k/a) QPAGOS, the parent company of QPAGOS Corp. (“IPS”), dated August 5, 2019 that was previously disclosed in the Form 8-K filed with the Securities and Exchange Commission on August 9, 2019:

https://www.sec.gov/Archives/edgar/data/1748401/000112178119000063/vivi8k8919.htm.

As consideration for the Acquisition, and in accordance with the Purchase Agreement, the Company issued an aggregate of 2,250,000 fully-paid and non-assessable shares of its common stock, par value $.001 (the “Shares”) as follows: 2,047,500 Shares to IPS; 56,250 Shares to IPS’ designee, Mr. Andrey Novikov; 33,750 Shares to IPS’ designee, the Joseph W. & Patricia G. Abrams Family Trust; and 112,500 Shares to IPS’ designee, and our Chief Executive Officer, Mr. Gaston Pereira. The issuance of the Company’s common stock was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as the issuance did not involve a public offering, the recipients took the shares for investment and not resale, and the Company took appropriate measures to restrict transfer. The Purchase Agreement also provides IPS with piggy-back registration rights for 1,000,000 of the Shares issued as consideration for the Acquisition.

Mr. Pereira has previously served as President, Chief Executive Officer and Chairman of the Board of Directors of IPS from May 12, 2016 to August 5, 2019, and as the Interim Chief Financial Officer of IPS since April 2018. Since the incorporation of QPAGOS Corp. on May 1, 2015, Mr. Pereira has served as its President, Chief Executive Officer and Chairman of the Board of Directors and has served in the same capacity for each of the Mexican Subsidiaries, since their incorporation in Mexico in November 2013. Mr. Pereira continues to serve as the President, Chief Executive Officer and Chairman of the Board of Directors, for QPAGOS Corp. and the Mexican Subsidiaries.

Promissory Note

As described in Item 2.03, on December 31, 2019, and in connection with the closing of the Acquisition, QPAGOS Corp. issued an unsecured promissory note (the “Note”) to IPS. The disclosure provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

The foregoing description of the Purchase Agreement and the Note is qualified in its entirety by reference to the Purchase Agreement and the Note which are attached hereto as Exhibit 10.9 and Exhibit 10.10, respectively, and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As described in Item 1.01, on December 31, 2019, we completed the Acquisition pursuant to the Purchase Agreement. The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the closing of the Acquisition described in Item 1.01, on December 31, 2019, QPAGOS Corp. issued the Note to IPS, its former parent. The Note is unsecured and relates to refunds of certain Value Added Tax amounts for tax years 2015 through 2019 (each, a “VAT Refund”) that are owed to the Mexican Subsidiaries from the Mexican Tax Administration, or the applicable Mexican governmental authority. QPAGOS Corp. and IPS have agreed that QPAGOS Corp, is to pay forty-six percent (46%) of each VAT Refund to IPS, up to $130,000.00 (the “Principal Amount”).

The Note bears no interest. The Note will mature five (5) business days following the receipt of the final VAT Refund by QPAGOS Corp. Principal Amount payments are due within five (5) business days after receipt of each VAT Refund by QPAGOS Corp. The Note contains certain covenants of QPAGOS Corp., including the affirmative covenant that QPAGOS Corp. shall cause the Mexican Subsidiaries to diligently prepare and file the appropriate documentation with the applicable Mexican governmental authority for the VAT Refunds relating to the tax years 2015 through 2019, no later than one (1) year from December 31, 2019. An event of default will occur under the Notes if (i) QPAGOS Corp. defaults in the payment and such default continues remedied for 10 days after written notice; (ii) QPAGOS Corp. defaults in performance of any covenants set forth in the Note and such default continues remedied for 10 days after written notice; (iii) QPAGOS Corp. shall (a) admit in writing its inability to pay its debts as they become due; (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Issuer or any of its property, or make a general assignment for the benefit of creditors; (c) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Issuer or for any part of its property; or (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of QPAGOS Corp. and, if such case or proceeding is not commenced by the Issuer or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Issuer or shall result in the entry of an order for relief. Upon the occurrence of an uncured and continuing event of default, of fifteen (15) calendar days, IPS shall have the option to declare the entire then unpaid Principal Amount of the Note immediately due and payable in full (irrespective of whether any VAT Refunds have been received) without presentment, demand, protest or any other action nor obligation of IPS of any kind.

The foregoing description of the Note is only a summary and is qualified in its entirety by reference to the full text of the Note, which is attached hereto as Exhibit 10.10, and is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the closing of the Acquisition described in Item 1.01, and Item 2.01 on December 31, 2019, we issued an aggregate of 2,250,000 fully-paid and non-assessable shares of its common stock, par value $.001.   The Company claims an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

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Item 9.01. Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date on which this Form 8-K was required to be filed.

(b)       Pro Forma Financial Information.

The unaudited pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date on which this Form 8-K was required to be filed.

(c)       Shell Company Transactions.

Not applicable.

(d)       Exhibits.

Exhibit Number	Exhibits
10.9	Stock Purchase Agreement, dated as of August 5, 2019, by and among ViVi Holdings, Inc., and with Innovative Payments Solutions, Inc. (f/k/a) QPAGOS, Inc.* (incorporated by reference to Exhibit 10.9 as was previously disclosed in the Form 8-K filed with the Securities and Exchange Commission on August 9, 2019: https://www.sec.gov/Archives/edgar/data/1748401/000112178119000063/vivi8k8919.htm)

10.10	Unsecured Promissory Note, dated as of December 31, 2019, issued by QPAGOS Corporation, to Innovative Payments Solutions, Inc. (f/k/a) QPAGOS, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 3, 2020	By:	/s/ Gaston Pereira
Name: Gaston Pereira
Title: Chief Executive Officer

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